As filed with the Securities and Exchange Commission on March 17, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

GLOBAL PAYMENTS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!
GLOBAL PAYMENTS INC.
2022 Annual Meeting
Vote by April 27, 2022
11:59 PM ET
GLOBAL PAYMENTS INC. 3550 LENOX ROAD, SUITE 3000 ATLANTA, GA 30326
D68356-P67659-Z81911
You invested in GLOBAL PAYMENTS INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2022.
Get informed before you vote
View the Notice and Proxy Statement and the 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
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Vote in Person at the Meeting*
April 28, 2022
9:00 a.m. EDT
TSYS Riverfront Campus Auditorium
One TSYS Way
Columbus, GA 31901
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items Board Recommends
1. Election of Eleven Nominees as Directors:
Nominees: For
1a. F. Thaddeus Arroyo
1b. Robert H.B. Baldwin, Jr. For
1c. John G. Bruno For
1d. Kriss Cloninger III For
1e. Joia M. Johnson For
1f. Ruth Ann Marshall For
1g. Connie D. McDaniel For
1h. William B. Plummer For
1i. Jeffrey S. Sloan For
1j. John T. Turner For
1k. M. Troy Woods For 2. Approval, on an advisory basis, of the compensation of our named executive officers for 2021. For 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting For firm for the year ending December 31, 2022.
4. Advisory vote on shareholder proposal regarding shareholders’ right to call a special meeting. Against
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D68357-P67659-Z81911